EXHIBIT C


                   LETTER OF NEGATIVE PLEDGE


The Hongkong and Shanghai Banking Corporation Limited

140 Broadway

New York, NY 10005-1196



Re:  Amended    and   Restated    Credit

     Agreement dated as of September 20,

     1996    with    ANNTAYLOR    GLOBAL

     SOURCING, INC. (formerly  known  as

     CAT US, Inc.) (the "Company") up to
                         -------
     an  aggregate amount of $40,000,000
                   ---------------------
     (the "Credit Agreement")
     ------------------------



Dear Sir/Madam:


In  consideration  of  your agreeing to  grant,  continue  and/or

further    extend   credit   facilities   and   other   financial

accommodation to the Company, the Company hereby irrevocably  and unconditionally covenants and undertakes with you as follows:



1.     The Company shall not:


       a.   Create or attempt to create, assume or permit  to

            subsist   any  mortgage,  security  interest,   charge,

            pledge, lien, or other encumbrance upon, or permit  any

            lien,  security  interest or other encumbrance  (except

            for  statutory or constitutional liens arising  in  the

            ordinary  course  of  business  with  respect  to   any

            obligation  or indebtedness which is not  yet  due  and

            payable)  to arise on or affect, the whole or any  part

            of  its  respective undertaking, property,  assets  and

            rights,  other than pledges created over  goods  and/or

            services  acquired  pursuant  to  documentary   credits

            opened  in  the  ordinary course of  business  for  the

            purpose  of  financing the acquisition or provision  of

            such goods and services; or



       b.   Transfer, sell or otherwise dispose of or attempt

            or agree to transfer, sell or dispose of the whole  or

            any  part  of  its  respective  undertaking,  property,

            assets  and rights, except (i) by way of sale  at  full

            value  in the usual and ordinary course of business  as

            now  conducted and for the purpose of carrying  on  the

            relevant  business, (ii) obsolete or worn-out property,

            tools  or  equipment no longer used or  useful  in  its

            business or (iii) the sale, in a single transaction, of

            the  CAD-CAM computer equipment described in Exhibit  F

            to  the  Stock and Asset Purchase Agreement (as defined

            in  the Credit Agreement), the value of which equipment

            shall not exceed $10,000.00 in the aggregate; or



       c.   Grant, issue or extend any guarantee or indemnity

            or enter into any other form of contractual undertaking

            or  arrangement  of similar effect in  respect  of  any



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            indebtedness  or obligations, actual or contingent,  of

            any  other  Person whatsoever except in the  usual  and

            ordinary  course  of business as now conducted  by  the

            Company and for the purpose of the carrying on  by  the

            Company of its business.



2.     The undertakings set out herein shall not be deemed breached by  reason  only of the existence of any mortgage,  security interest,  charge,  pledge, lien  or  other  encumbrance  or guarantee  or indemnity which has been created,  assumed  or which  subsists  or  has arisen prior to  the  date  hereof,

       provided, that any further or additional encumbrance over or affecting  the  relevant asset, or increase  in  the  amount secured by or other variation of the relevant encumbrance or guarantee  or indemnity of similar effect, shall  constitute such a breach.



3.     The   Company  further  authorizes  you,  in  your  absolute

       discretion, at any time and from time to time to notify  any creditors  of  the Company of the terms of the  undertakings set  out  herein  in  the event that you receive  notice  of proposals which, if implemented, would or might be in breach of such undertakings.



Yours faithfully,



ANNTAYLOR GLOBAL SOURCING, INC.





By /s/
  _________________________

Name:

Title:


Date:  As of September 20, 1996